Exhibit (f)

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each director of Lenovo Group Limited whose signature appears below constitutes and appoints WONG Wai Ming to act as his/her true and lawful attorney-in-fact and agent, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-6 (the "Registration Statement") and all amendments, including post-effective amendments, and supplements to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      This Power of Attorney has been signed by the following persons in the following capacities on May 13, 2009.

Name                                                    Title
----                                                    -----

/s/ Liu Chuanzhi
---------------------------------------------           Chairman/Director
Mr. LIU Chuanzhi

/s/ Yang Yuanqing
---------------------------------------------           CEO/Director
Mr. YANG Yuanqing

/s/ Zhu Linan
---------------------------------------------           Director
Mr. ZHU Linan

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                                   Exhibit (f)

Name                                                    Title
----                                                    -----

/s/ Ma Zuenzheng
---------------------------------------------           Director
Ms. MA Xuezheng


---------------------------------------------           Director
Mr. James G. COULTER


---------------------------------------------           Director
Mr. William O. GRABE

/s/ Woo Chia-Wei
---------------------------------------------           Director
Professor WOO Chia-Wei


---------------------------------------------           Director
Mr. TING Lee Sen


---------------------------------------------           Director
Mr. John W. BARTER III

/s/ Tian Suning
---------------------------------------------           Director
Mr. TIAN Suning